Exhibit 99.2

GREAT SOUTH LAND MINERALS LIMITED

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

JUNE 30, 2004 AND 2003

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

JUNE 30, 2004 AND 2003

Independent Auditors’ Report

The Board of directors

Great South Land Minerals Limited

We have audited the accompanying balance sheets of Great South Land Minerals Limited (the “Company”) (a development stage company) as of June 30, 2004 and 2003, and the related statements of operations, stockholders’ deficit and cash flows for the years then ended, and for the period from March 15, 1995 (date of inception) to June 30, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The Company’s financial statements for the period from July 1,1997 through June 30, 2002, were audited by other auditors. Those auditors expressed an unqualified opinion on financial statements for the years ended 30 June 1999 to 2002 and stated that they did not audit the financial statements of the Company for the period from March 15, 1995 (date of inception) to June 30, 1997. The financial statements for the period from March 15, 1995 (date of inception) to June 30, 2002 reflect total net losses of $5,328,437 of the cumulative totals. The other auditors’ report has been furnished to the directors, and our opinion, insofar as it relates to amounts included for such other period, is based solely on the report of such other auditors.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, based on our audits and the report of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Great South Land Minerals Limited at June 30, 2004 and 2003, and the results of its operations and its cash flows for the years then ended and for the period from March 15,1995 (date of inception) to June 30, 2004, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements for the year ended June 30, 2004 have been prepared assuming that the Company will continue as a going concern. As discussed in Note A to the financial statements, the Company has a working capital deficiency, has incurred net losses in recent years, and has a significant accumulated deficit. Those conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to those matters are described in Note A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ M D Nicholaen	/s/ Haines Norton
M D Nicholaen	Haines Norton
Partner	Chartered Accountants

Dated 8 February 2005

Sydney, Australia

Haines Morton - Sydney - ABN 85 140 758 156 NSWBN 12 306 829

Level 11, 1 York Street Sydney NSW 2000	t + 61 2 9256 6600	e hnsydney@syd.hainesnortom.com.au
GPO BOX 4137 Sydney N5W 2001	f + 61 2 9256 6611	W www.hainesnorton.com.au

An Association of independent Firms throughout Australia and Worldwide with __ international

Liability is limited by the Accountants Scheme, approved under the Professional Standards Act 1994 (NSW)

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

BALANCE SHEETS

JUNE 30, 2004 and 2003

	June 30,
	Note	2004	2003
ASSETS
CURRENT ASSETS
Cash and cash equivalents		$8,173	$8,786
Trade and other receivables		11,358	4,642
Prepaid expenses and deposits		—	48,284
Other current assets		6,482	49,752

TOTAL CURRENT ASSETS		26,013	153,264
PROPERTY AND EQUIPMENT, net	F	14,694	17,107

TOTAL ASSETS		$40,707	$170,371

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES
Trade and other payables		$344,949	$1,562,990
Current portion of long-term debt	G	103,997	165,863

TOTAL CURRENT LIABILITIES		448,946	1,728,853
TRADE AND OTHER PAYABLES		1,598,510	—
LONG-TERM DEBT, net of current portion	G	8,846	11,053

TOTAL LIABILITIES		2,056,302	1,739,906
STOCKHOLDERS’ DEFICIT
Common stock, no par value, 62,426,782 and 62,158,054 shares issued and outstanding at June 30,2004 and 2003, respectively		6,956,808	6,778,368
Accumulated deficit		(8,829,936)	(8,230,066)
Accumulated other comprehensive income(loss)		(142,467)	(117,837)

TOTAL STOCKHOLDERS’ DEFICIT		(2,015,595)	(1,569,535)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT		$40,707	$170,371

The accompanying notes are an integral part of these financial statements

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF OPERATIONS

	Year Ended June 30,		March 15, 1995 (Inception) to June 30, 2004
	2004	2003
INTEREST INCOME	$—	$25	$25
OTHER INCOME	6,053	—	18,460
COSTS AND EXPENSES
Selling, general and administrative	469,684	2,571,955	4,958,097
Exploration	53,321	313,788	3,765,854

TOTAL COSTS AND EXPENSES	523,005	2,885,743	8,724,251

LOSS FROM OPERATIONS	(516,952)	(2,885,718)	(8,705,766)
INTEREST EXPENSE	(82,918)	(15,911)	(124,170)

LOSS BEFORE INCOME TAXES	(599,870)	(2,901,629)	(8,829,936)
INCOME TAXES	—	—	—

NET LOSS	$(599,870)	$(2,901,629)	$(8,829,936)

The accompanying notes are an integral part of these financial statements

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ DEFICIT

PERIOD FROM MARCH 15, 1995 (INCEPTION) THROUGH JUNE 30, 2004

	Common Stock		Accumulated Other Comprehensive Gain (Loss)	Deficit Accumulated during the Development Stage	Total Stockholders’ Equity (Deficit)
	Shares	Amount
Balance at March 15, 1995	—	$—	$—	$—	$—
Issuance of common stock:
Cash	1,000	746			746
Net loss			—	—

Balance at June 30, 1996	1,000	746	—	—	746
Issuance of common stock:
Cash	59,000	54,036			54,036
Share Premium		391,761			391,761
Net loss				(477,078)	(477,078)

Foreign currency translations			24,122		24,122
Total comprehensive gain			24,122		24,122

Balance at June 30, 1997	60,000	445,797	24,122	(477,078)	(7,159)
Issuance of common stock:
Cash	138,688	86,457			86,457
Share Premium		858,483			858,483
Net loss				(1,247,314)	(1,247,314)

Foreign currency translations			185,864		185,864
Total comprehensive gain			185,864		185,864

Balance at June 30, 1998	198,688	1,390,737	209,986	$(1,724,392)	(123,668)
Issuance of common stock:
Cash	69,581	328,969			328,969
Net loss				(267,403)	(267,403)

Foreign currency translations			(106,064)		(106,064)
Total comprehensive loss			(106,064)		(106,064)

Balance at June 30, 1999	268,269	$1,719,706	$103,922	$(1,991,795)	$(168,167)

The accompanying notes are an integral part of these financial statements

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ DEFICIT

PERIOD FROM MARCH 15, 1995 (INCEPTION) THROUGH JUNE 30, 2004

	Common Stock		Accumulated Other Comprehensive Gain (Loss)	Deficit Accumulated during the Development Stage	Total Stockholders’ Equity (Deficit)
	Shares	Amount
Balance at July 1, 1999	268,269	$1,719,706	$103,922	$(1,991,795)	$(168,167)
Issuance of common stock:
Cash	35,971	137,241			137,241
Services	23,214	151,122			151,122
Net loss				(186,666)	(186,666)

Foreign currency translations			22,585		22,585
Total comprehensive gain			22,585		22,585

Balance at June 30, 2000	327,454	2,008,069	126,507	(2,178,461)	(43,885)
Issuance of common stock:
Cash	348,214	1,174,825			1,174,825
Services	23,317	67,886			67,886
Bonus Issue	51,911,055	—			—
Net loss				(1,767,759)	(1,767,759)

Foreign currency translations			73,133		73,133
Total comprehensive gain			73,133		73,133

Balance at June 30, 2001	52,610,040	3,250,780	199,640	(3,946,220)	(495,800)
Issuance of common stock:
Cash	609,000	591,251			591,251
Services	3,955,125	534,733			534,733
Stock issuance costs		(44,109)			(44,109)
Net loss				(1,382,215)	(1,382,215)

Foreign currency translations			(83,951)		(83,951)
Total comprehensive loss			(83,951)		(83,951)

Balance at June 30, 2002	57,174,165	$4,332,655	$115,691	$(5,328,437)	$(880,091)

The accompanying notes are an integral part of these financial statements

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF STOCKHOLDERS’ DEFICIT

PERIOD FROM MARCH 15, 1995 (INCEPTION) THROUGH JUNE 30, 2004

	Common Stock		Accumulated Other Comprehensive Gain (Loss)	Deficit Accumulated during the Development Stage	Total Stockholders’ Equity (Deficit)
	Shares	Amount
Balance at July 1, 2002	57,174,165	$4,332,655	$115,691	$(5,328,437)	$(880,091)
Issuance of common stock:
Cash	1,028,764	608,642			608,642
Services	3,955,125	2,123,111			2,123,111
Stock issuance costs	—	(286,040)			(286,040)
Net loss				(2,901,629)	(2,901,629)

Foreign currency translations			(233,528)		(233,528)
Total comprehensive loss			(233,528)		(233,528)

Balance at June 30, 2003	62,158,054	6,778,368	(117,837)	(8,230,066)	(1,569,535)
Issuance of common stock:
Cash	246,800	160,173			160,173
Services	21,928	16,260			16,260
Stock issuance costs		2,007			2,007
Net loss				(599,870)	(599,870)

Foreign currency translations			(24,630)		(24,630)
Total comprehensive loss			(24,630)		(24,630)

Balance at June 30, 2004	62,426,782	$6,956,808	$(142,467)	$(8,829,936)	$(2,015,595)

The accompanying notes are an integral part of these financial statements

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

STATEMENTS OF CASH FLOWS

	Year Ended June 30,		March 15, 1995 (Inception) to June 30, 2004
	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(599,870)	$(2,901,629)	$(8,829,936)
Adjustments to reconcile net loss to net cash used in operating activities:
Share issues for services	15,653	2,123,111	2,893,112
Depreciation	6,325	6,371	22,278
Changes in operating assets and liabilities:
Trade and other receivables	37,929	98,150	(11,358)
Prepaid expenses	98,157	33,754	—
Other current assets	—	43,550	(6,482)
Trade and other payables	260,131	302,075	344,949

NET CASH USED IN OPERATING ACTIVITIES	(701,936)	(449,226)	(5,587,437)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(3,225)	—	(36,972)

NET CASH USED IN INVESTING ACTIVITIES	(3,225)	—	(36,972)

CASH FLOWS FROM FINANCING ACTIVITIES
Capital raising costs	—	(286,040)	(328,142)
Net proceeds from borrowings	528,035	140,963	1,711,353
Proceeds from issuance of shares	176,178	601,006	4,391,838

NET CASH PROVIDED BY FINANCING ACTIVITIES	704,213	455,929	5,775,049

EFFECT OF EXCHANGE RATE CHANGES ON CASH	335	1,128	(142,467)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(613)	7,831	8,173
CASH AND CASH EQUIVALENTS – beginning of year	8,786	955	—

CASH AND CASH EQUIVALENTS – end of year	$8,173	$8,786	$8,173

CASH PAID FOR INTEREST AND TAXES:
Taxes	$—	$—	$—

Interest	$59,191	$19,761	$124,170

The accompanying notes are an integral part of these financial statements

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004 AND 2003

NOTE A – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization and Basis of Preparation: Great South Land Minerals Limited (the “Company” or “GSLM”) is a development stage company that was incorporated in Tasmania, Australia in 1995. The principal activity of the Company is the exploration and development of sub-surface hydrocarbons in Tasmania.

The financial statements presented herein have been prepared in a manner and reflect the adjustments which are considered necessary to conform them to accounting principles generally accepted in the United States and are stated in U.S. dollars.

Going Concern and Liquidity: The financial statements are prepared on a going concern basis. However, significant uncertainties exist in relation to conditions that cast doubt upon the Company’s ability to continue as a going concern. There are:

•	Substantial losses incurred through supporting the ongoing exploration expenditure during the period since the inception of the Company.

•	Uncertainties in terms of the ability to generate cash flows in the future considering that production operations have not yet commenced.

•	Extensive commitments for expenditure under the Company’s key mineral exploration lease.

•	Current liabilities of $448,946 and current assets of $26,013 including cash or cash equivalents of $8,174 at June 30, 2003.

•	The exploration licence SEL 13/98 has been renewed effective 1 October 2004, and has strict mandatory cumulative expenditure requirements of $2,949,514 by 30 September 2005, $4,617,279 by 30 September 2006, $7,267,479 by 30 September 2007, $10,873,606 by 30 September 2008 and $11,873,160 by 30 September 2009 without which the licence will be revoked.

There can be no assurance that the Company will be able to obtain financing on commercially reasonable terms. The continuing viability and its ability to continue as a going concern and to meet its obligations as they fall due is dependent on the Company being successful in raising additional funds. The Company’s inability to raise capital may have a material adverse affect on its financial condition, ability to meet its obligations and operating needs and results of operations.

The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or to the amounts and classification of liabilities that might be necessary should the Company not continue as a going concern.

The Company has planned the following activities and the following activities exist to address the above going concern issues.

•	The directors have reviewed their short-term cash flow requirements and consider that the company has or has access to sufficient funds to meet the financial obligations of the company.

These include:

•	Advances received since 1st July 2004, from entities associated with a director of the company, totalling approximately $119,422. Negotiations are underway with that same entity, for additional funding.

•	Advances received since 1 July 2004 from Empire Energy Corporation International (EEGC) totalling $219,134. Negotiations are underway with EEGC for further advances.

•	Discussions have been held with a Singapore based entity that has indicated a strong interest in GSLM’s oil and gas exploration project. The entity is in the process of securing funding that will be offered to GSLM. The exact terms and conditions of this transaction are yet to be discussed.

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004 AND 2003

NOTE A – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

•	A number of entities with shareholdings in excess of 2,000,000 shares have expressed a willingness to raise funds for the Company by selling shares at a discounted price to other investors and then making the funds available to GSLM as an unsecured loan at an interest rate of 12½%. To date approximately $20,709 has been loaned to the Company on this basis.

•	Declarations from key creditors (which represented $1,598,510 of the current liabilities as at 30 June 2004) that proceeding to enforce collection of debt will not be undertaken before 1 June 2006 in respect of all relevant debts incurred up to 30th June 2004;

•	The directors have reviewed the cash flow requirements necessary to meet the company’s exploration expenditure commitments and consider that the following actions will ensure that the company has access to sufficient funds.

These include:

•	In May 2004 an agreement was signed with EEGC committing both companies to use their best endeavours to implement and bring about the proposed merger of the two companies. The Company has engaged solicitors, accountants and independent experts to prepare the necessary documentation including this financial report.

•	The Company is aware of a number of avenues that are being pursued by EEGC to raise the funds necessary to meet the $11,873,160 exploration expenditure commitment once the merger has been completed. These avenues include the issue of share capital and the raising of loan funds.

Revenue Recognition: Interest revenue is recognised as it accrues, taking into account the effective yield on the financial asset.

Property and Equipment: The successful efforts method of accounting is followed for costs incurred in oil and gas exploration and production operations:

•	Capitalization of Oil and Gas Expenditures: Acquisitions costs for proved and unproved properties are capitalized when incurred. Costs of unproved properties are transferred to proved properties when proved reserves are found. Exploration costs, including geological and geophysical costs and costs of carrying and retaining unproved properties, are charged against income as incurred. Exploratory drilling costs are capitalized initially; however, if it is determined that an exploratory well does not contain proved reserves, such as capitalized costs are charged to expense, as dry hole costs, at that time. Development costs are capitalized. Cost incurred to operate and maintain wells and equipment and to lift oil and gas to the surface are generally expensed.

Leasehold Impairment and Depreciation, Depletion and Amortization: Unproved properties whose costs are individually significant are evaluated for impairment by management. Costs of such properties surrendered or abandoned are changed to exploration expense.

The acquisition costs of proved properties are depleted by the unit of production method based on proved reserves. Capitalized exploratory drilling costs which result in the discovery of proved reserves and development costs are amortized/depreciated by the unit of production method based on proved developed reserves. The unit determination is by field.

Other Property and Equipment: Other property and equipment is depreciated under the straight-line method over the useful lives of the assets ranging from 2 to 9 years.

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004 AND 2003

NOTE A – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

•	Dismantlement, Restoration and Abandonment Costs: In accordance with SFAS No. 143, “Accounting for Asset Retirement Obligations”, (which became effective for fiscal years beginning January 1, 2003), which addresses financial accounting and reporting for liabilities associated with the retirement of long-lived assets, the Company recognises the fair value of a liability for asset retirement obligations associated with the retirement of tangible long lived assets and the associated retirement costs in the period in which it is incurred if a reasonable estimate of fair value can be made. The fair value of the liability is added to the carrying amount of the associated asset and this additional carrying amount is depreciated over the life of the asset as part of depreciation, depletion, and amortisation. The effect of the passage of time on the amount of the liability is recognised as accretion expense. If the obligation is settled for other than the carrying amount of the liability, the Company will recognise a gain or loss on settlement. The adoption of SFAS 150 had no effect on the Company’s financial statements.

The cost of normal maintenance and repairs is charged to operating expenses as incurred. Material expenditures which increase the life of an asset are capitalised and depreciated over the estimated remaining useful life of the asset. The cost of properties sold, or otherwise disposed of, and the related accumulated depreciation or amortisation is removed from the accounts and any gains or losses are reflected in current operations.

Income Taxes: The Company provides for income taxes using the asset and liability method pursuant to SFAS No. 109, Accounting for Income Taxes (“Statement 109”). Under the asset and liability method of Statement 109, deferred tax assets and liabilities are recognised for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognised in income in the period that includes the enactment date. A valuation allowance is recorded for deferred tax assets when future realisation is uncertain.

Receivables: The collectibility of receivables is assessed and an allowance is made for any doubtful accounts. No allowance has been recorded at 30 June, 2004 and 2003.

Cash and Cash Equivalents: Cash and cash equivalents include all highly liquid investments with original maturities of three months or less.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company’s financial statements are based on a number of significant estimates including the selection of the useful lives for property, equipment, and oil and gas reserve quantities which are the basis for the calculation of depreciation, depletion and amortisation of oil and gas properties. Management emphasises that reserve estimates are inherently imprecise and that estimates of more recent discoveries are more imprecise than those for properties with long production histories. Accordingly, the Company’s estimates are expected to change as future information becomes available and such changes could be material.

As mandated under Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, the Company is required under certain circumstances to evaluate the possible impairment of the carrying value of its long-lived assets. In addition to the uncertainties inherent in the estimation process, these amounts are affected by historical and projected prices for oil and natural gas which have typically been volatile. It is reasonably possible that the Company’s oil and gas reserve estimates will materially change in the forthcoming year.

Foreign Currency Translation: The functional currency of the Company is the Australian dollar. Financial statements for the entities are translated into United States dollars at year end exchange rates as to assets and liabilities and weighted average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when capital transactions occurred.

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004 AND 2003

NOTE A – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Comprehensive Income (Loss): the Company accounts for comprehensive income (loss) under Statement of Financial Accounting Standards No. 130, “Reporting Comprehensive Income” (“SFAS 130”). SFAS 130 establishes standards for reporting and display of comprehensive income and its components. The foreign currency translation gains (losses) resulting from the translation of the financial statements of the Company, expressed in Australian dollars, to United States dollars are reported as other comprehensive income (loss) and as accumulated other comprehensive income (loss) in the Statement of Stockholders’ Deficit.

Stock Options: the Company measures compensation cost as prescribed by APB Opinion No. 25 (“APB 25”), “Accounting for Stock Issued to Employees”. No compensation cost relating to the granting of stock options has been recognised in the financial statements as the exercise price of all option grants were equal to or greater than the fair value of the company’s common stock at the date of grant. In October 1995, the Financial Accounting Standards Board (“FASB”) issued SFAS No. 123. SFAS No. 123 defines a fair value based method of accounting for employee options or similar equity instruments. The Company does not believe that the adoption of SFAS 123 would have a significant impact on its financial statements.

Recently Issued Accounting Pronouncements: in December 2003, the FASB issued Interpretation No. 46r (“FIN 46r”), “Consolidation of Variable Interest Entities.” This interpretation provides guidance on the identification of, and financial reporting for, variable interest entities. Variable interest entities are entities that lack the characteristics of a controlling financial interest or lack sufficient equity to finance its activities without additional subordinated financial support. FIN 46 requires a company to consolidate a variable interest entity if that company is obliged to absorb the majority of the entity’s expected losses or entitled to receive the majority of the entity’s residual returns, or both. FIN 46 also requires disclosures about variable interest entities that a company is not required to consolidate but in which it has a significant variable interest. FIN 46 is applicable immediately to variable interest entities created after January 31, 2003. For all variable interest entities created after January 31, 2003, FIN 46 is applicable to periods beginning after December 15, 2004. The adoption of FIN 46 will not have an effect on the Company’s financial statements.

In May 2003, as amended in November 2003, The FASB issued SFAS No. 150, “Accounting for Certain Instruments with Characteristics of Both Liabilities and Equity” (“SFAS 150”), which establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. SFAS 150 requires that an issuer classify a financial instrument that is within its scope, which may have previously been reported as equity, as a liability (or an asset in some circumstances). This statement is effective in fiscal periods beginning after December 15, 2004. The adoption of SFAS 150 had no effect on the Company’s financial statements.

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities” to amend and clarify financial accounting and reporting for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. The changes in this statement improve financial reporting by requiring that contracts with comparable characteristics be accounted for similarly to achieve more consistent reporting of contracts as either derivative or hybrid instruments. SFAS No. 149 was effective for contracts entered into or modified after June 30, 2003. The adoption of SFAS No. 149 had no effect on the Company’s financial statements.

NOTE B – TAXATION

In assessing the realisability of deferred tax assets, the Company applies SFAS No. 109 to determine whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. As a result, the Company’s valuation allowance at June 30, 2004 and 2003 reduces the net deferred tax assets to $0.

Deferred tax assets consist of:

	June 30,
	2004	2003
Net operating losses	$1,948,342	$1,720,909
Valuation allowance	(1,948,342)	(1,720,909)

	—	—

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004 AND 2003

NOTE B – TAXATION (Continued)

At June 30, 2004, the Company has net operating loss carry forwards of approximately $6,494,474. The benefit of tax losses will be available provided the following are met:

1.	The Company derives future assessable income of a nature and of an amount sufficient to enable the benefit from the deductions for the losses to be realized;

2.	The Company continues to comply with the conditions for deductibility imposed by the law; and

3.	No changes in tax legislation adversely affect the Company in realizing the benefit from the deductions for the losses.

The increase in the valuation allowance was $227,433 and $490,096 during 2004 and 2003, respectively.

NOTE C – RELATED PARTY TRANSACTIONS

Transactions between related parties are on normal commercial terms and conditions not more favourable than those available to other parties unless otherwise stated. Transactions with related parties are as follows:

Directors and Director Related Transaction

A number of directors of the Company or their director related entities hold positions in other entities that result in them having control or significant influence over the financial or operating policies of those entities.

The terms and conditions of the transactions with directors and their director related entities were no more favourable than those available, or which might reasonably be expected to be available, on similar transactions to non-director related entities on an arms length basis.

The aggregate amounts recognised during the year relating to directors and their director related entities were as follows:

		Year Ended June 30,
Directors	Transactions	2004	2003
D. A. Tanner	Consulting	$—	$73,360
M. R. Bendall	Rental	17,132	16,017
M. R. Bendall	Consulting	—	180,198

Loans to Directors

	June 30,
	2004	2003
Directors’ unsecured interest free loans at call to the Company	—	$7,007

Working Capital Facility

From time to time the Company requires funding for short term needs which are supplied by an entity associated with a director. Since July 1, 2004, that entity has provided funding amounting to approximately $119,422 to the Company. These advances are unsecured, are not repayable before June 30, 2006 and to date have been interest free. At June 30, 2004, the Company owed the related party an amount $562,281.

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004 AND 2003

NOTE C – RELATED PARTY TRANSACTIONS (Continued)

Guarantees

Two directors of the Company have personally provided joint and several guarantees, on behalf of the Company, in favour of Mineral Resources of Tasmania (“MRT”), the government body responsible for the activities of the Company. This guarantee is for a total of $51,773, and relates to future rehabilitation costs that may arise in respect of the licence.

Share Options

From 1st July 2003 to 30th June 2004 the following share options issues were made to Directors, Director Related Entities and officers of the company. These options are valid until 31 December 2005 and may be exercised at a price of AU$0.01.

Name	Position	Number of Options
MR Bendall	Chairman	50,000
C Burrett	Director	50,000
S Powell	Director	50,000
P Simpson	Director	50,000
D Tanner	Director	50,000
R Watson	Director	50,000
K Gumley	Company Secretary	50,000
A Steel	Accountant	50,000
R Tabor	Chief Executive Officer	50,000

		450,000

From 1st July 2003 to 30th June 2004 the following conditional offers of share options were made to Directors, Director Related Entities and officers of the company. The issue of any of these options is conditional on the successful completion of the merger with Empire Energy Corporation International, the extension of the licence over key areas of SEL 13/98 and the securing of additional available funding of at least AU$15 million before 31 December 2004. If issued these options will have a term of three years and an exercise price of AU$1.00.

Name	Position	Number of Options
MR Bendall	Chairman	6,000,000
C Burrett	Director	600,000
S Powell	Director	400,000
P Simpson	Director	400,000
D Tanner	Director	400,000
R Watson	Director	400,000
K Gumley	Company Secretary	400,000
R Tabor	Chief Executive Officer	400,000

		9,000,000

NOTE D – COMMITMENTS

Environmental Remediation Liabilities

The Company’s operations are subject to significant environmental regulation under the lease of the Commonwealth and the State of Tasmania. As of June 30, 2004, the Company is not aware of any issues that would give rise to any environmental remediation liabilities.

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004 AND 2003

NOTE D – COMMITMENTS (Continued)

Exploration Expenditure Commitments

In order to maintain current rights of tenure to exploration tenements, the Company is required to perform minimum exploration work to meet the minimum expenditure requirements specified by the Tasmanian State Government. These obligations are subject to renegotiation when application for a mining lease is made and at other times. At June 30, 2004, these obligations not provided for in the financial statements are as follows:

Year Ended June 30,
2005	$2,949,514
2006	1,667,765
2007	2,650,200
2008	3,606,127
2009	999,554

$11,873,160

Operating Lease Commitments

Future operating lease rentals at June 30, 2004 not provided for in the financial statements are as follows:

Year Ended June 30,
2005	$21,455
2006	1,766

$23,220

Rental expense was $17,132 and $14,021 during the years ended June 30, 2004 and 2003, respectively.

NOTE E – CONTINGENT LIABILITIES

Fees payable and dependent on a public float of shares of GSLM are as follows:

	Year Ended June 30,
	2004	2003
Secretarial Services	$52,486	$37,663

NOTE F – PROPERTY AND EQUIPMENT

Property and equipment at cost, less accumulated depreciation, is as follows:

	Year Ended June 30,
	2004	2003
Property and equipment	$44,496	$40,005
Less: accumulated depreciation	(22,802)	(22,898)

	$14,694	$17,107

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004 AND 2003

NOTE G – LONG-TERM DEBT

Long-term debt consists of the following:

	Year Ended June 30,
	2004	2003
Promissory note from individual, interest at 10% due on demand	$104,502	$8,135
Promissory note from individual, interest at 10% due on demand	—	65,315
Asset purchase loan for vehicle, interest at 9.75% due monthly through November 2006	11,341	13,466

	112,843	176,916
Less: current portion	(103,997)	(165,863)

	$8,846	$11,053

As of June 30, 2004, the maturities of the Company’s long-term debt consist of the following:

Year Ended June 30,
2005	$3,096
2006	3,096
2007	2,654

$8,846

NOTE H – LITIGATION

On 10 May 2002 the company signed a contract with OME Resources Australia P/L (OMERA) by which OMERA was able to earn a joint venture interest in SEL 13/98 by conducting drilling and related work. The agreement between GSLM and OMERA set up the Tasmania Exploration Joint Venture (TEJV).

Stage 1 of this work required the expenditure of AUD$1,000,000 prior to 30 September 2002 to complete the drilling / coring of Hunterston #1 and other activities for a 5% interest in the licence.

As at 30 September 2002 GSLM recognised that OMERA had expended an amount on on-ground exploration. OMERA contended a different amount of expenditure incurred to 30 September 2002.

Management and OMERA attempted to resolve this dispute by negotiation and mediation. OMERA referred the dispute by letter dated 18 February 2003 to the Registrar of Mines who referred the dispute to the Mining Tribunal (MT). The MT made various procedural directions regarding the conduct of the MT proceedings before OMERA advised the court that the parties had reached agreement to resolve the dispute between them. The resolution was dependent upon the registration of revised interests in SEL 13/98 and both parties lodged the necessary requests with Mineral Resources Tasmania. OMERA requested that the matter be adjourned while Mineral Resources Tasmania processed the requests.

Following legal advice and consideration of commercial costs by the directors, an agreement was entered into with OMERA on 8th August 2003. The directors considered it necessary, to minimise costs and time, to resolve the claims by OMERA in respect of work carried out for a consideration that is deemed acceptable.

OMERA has completed the suspension of Hunterston #1 and the rehabilitation of the site has been accepted by the landowner.

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2004 AND 2003

NOTE H – LITIGATION (Continued)

Following approaches by both parties the Minister agreed to vary SEL 13/98 and on 1 August 2004 granted OMERA an exploration licence for coal bed methane, SEL 32/2003. The Minister has also renewed SEL 13/98, excluding coal bed methane rights, for a further five-year period.

The Company prepared a contract to give effect to the agreement reached on 8 August 2003 and this contract has been signed by both GSLM and OMERA.

On 15 November 2004 the Mining Tribunal struck out the proceeding relating to the dispute between GSLM and OMERA.

NOTE I – SUBSEQUENT EVENTS

Fund Raising

Advances have been received since 1st July 2004 from entities associated with a director of the company, approximately $119,422. A shareholder has loaned approximately $20,709 to the Company by selling shares at a discounted price to other investors and then making the funds available to GSLM as an unsecured loan at an interest rate of 12½%.

Merger – Empire Energy Corporation International

The Company has engaged solicitors, accountants and independent experts to prepare the necessary documentation including this financial report.

Advances received since 1 July 2004 from Empire Energy Corporation International (EEGC) totalling $219,134.

GREAT SOUTH LAND MINERALS LIMITED (A DEVELOPMENT STAGE COMPANY)

DIRECTORS’ DECLARATION

JUNE 30, 2004 AND 2003

In the opinion of the directors of Great South Land Minerals Limited:

(a)	the financial statements and notes, as set out on pages 3 to 17:

(i)	Give a true view and fair view of the balance sheets of the Company as at 30 June 2004 and 30 June 2003 and of its statements of operations, stockholders deficit and its cash flows, for the year ended on that date; and

(ii)	Comply with accounting standards generally accepted in the United States.

(b)	there are reasonable grounds to believe that the Company will be able to pay its debts as and when they become due and payable.

Dated at Hobart this 4th day of February 2005

Signed in accordance with a resolution of the directors:

/s/ David Tanner	/s/ Stephen Powell
David Tanner	Stephen Powell
Director	Director